Proposed Sabine Pass LNG Facility Expansion -
Adding Liquefaction Capabilities
June 4, 2010
Cheniere Energy Partners / Cheniere Energy, Inc.

Forward Looking Statements
1
This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1933, as amended. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:
▪ statements that we expect to commence or complete construction of a liquefaction facility by certain dates, or at all;
▪ statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, or the Department of Energy, or
DOE to construct and operate a proposed liquefaction facility by a certain date, or at all;
▪ statements regarding future levels of domestic or foreign natural gas production and consumption, or the future level of LNG imports into North
America or exports from the U.S., or regarding projected future capacity of liquefaction or regasification facilities worldwide;
▪ statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;
▪ statements regarding any commercial arrangements marketed or potential arrangements to be performed in the future, including any cash distributions and revenues anticipated to be received;
▪ statements regarding the commercial terms and potential revenues from activities described in this presentation;
▪ statements that our proposed liquefaction facility, when completed, will have certain characteristics, including a number of trains;
▪ statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, forecasts or objectives: any or all of which are subject to change;
▪ statements regarding estimated corporate overhead expenses; and
▪ any other statements that relate to non-historical information.

These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,”
“expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Annual Reports on Form 10-K for
the year ended December 31, 2009, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.

Sabine Pass to become bi-directional import/export facility
Expanding Operations - Adding Liquefaction
Compelling Proposition
 ▪ Market fundamentals create opportunity to expand into exports
 ▪ Export services provide customers with an attractively priced option to access U.S. natural gas supply
 ▪ Sabine Pass facility location is strategically situated
 – Many existing assets in place needed for an export terminal reduces capital required, cost estimates comparable to liquefaction expansion economics
 – Abundance of supply and existing infrastructure in surrounding regions, proximity to Henry Hub
 ▪ Powerful tool for industry players to manage their portfolios
 – Early indications of interest from both buyers and sellers of natural gas and LNG

Market Fundamentals Drive Liquefaction Project
▪ The U.S. has become the largest producer of natural gas in the world and production costs rank among the lowest
 – Productive capacity at $6.50/MMBtu could reach 95 Bcf/d by 2020
▪ U.S. natural gas demand not likely to keep pace with incremental supply as demand continues to lag market forecasts, threatening to lead to price volatility
▪ Globally, a natural gas supply gap is projected to develop in 2014-15
 – Key driver is decline of UK Continental Shelf production
 – Exacerbates dependency of European consumers on imported gas
 – Asian consumers highly dependent on imported LNG for gas supply
▪ Simultaneously, global LNG and pipeline gas suppliers continue to enforce oil-price indexation in new contracts
 – Key markets in Asia and Europe import over 70 Bcf/d of natural gas
 – Imports forecast to increase by 26 Bcf/d over the next ten years

Lower 48 Technically Recoverable
Unconventional Reserves (Tcf)
1600
1200
800
400
0
Shale
CBM
Tight Gas
1996
2009
Montana Thrust Belt
Cody
Williston Basin
Gammon
Big Horn Basin
Greater Green River Basin
Mowry
Hilliard-Baxter-Mancos
Denver Basin
Mancos
Uinta Piceance Basin
Niobrara
Hermosa
Pardox Basin
Pierre
Lewis
San Juan Basin
Raton Basin
Anadarko Basin
Woodford
Palo Duro Basin
Bend
Barnett
Ft. Worth Basin
Permian Basin
Barnett-Woodford
Marfa Basin
Pearsall-Eagle Ford
Maverick Basin
Excello-Mulky
Cherokee Platform
Forest City Basin
Fayetteville
Arkoma Basin
Woodford-Caney
Haynesville
East Texas Basin
Michigan Basin
Antrim
Illinois Basin
New Albany
Black Warrior Basin
Devonian
Floyd-Neal
Conasauga Valley and Ridge Basin
Appalachian Basin
Devonian (Ohio)
Utica
Marcellus

CHENIERE

Sources: EIA (US map graphic, pipelines and LNG terminals placed by Cheniere)
Advanced Resources Intl (Lower 48 Unconventional Recoverable Reserves), ARI shale estimates updated April 2010
Depicted Pipelines: Rockies Express, Texas Eastern, Trunkline, Transco, FGT, C/P/SESH/Gulf Crossing (as a single route)
Depicted LNG terminals: Freeport, Golden Pass, Sabine Pass, Cameron, Trunkline, Elba Island, Cove Point, Everett
366
Tcf
1,167
Tcf
US Proved
Reserves
U.S. Unconventional Reserves
Basins Proximate to Premium Markets and Major Pipelines

3
Project Estimates:
▪ Initial Phase: 1 Bcf/d (two modular trains)
▪ Second Phase: Additional 1 Bcf/d
▪ Estimated capex similar to expansion
 economics
▪ Commercial start date: 2015e
Sabine Pass LNG
Proposed Liquefaction Project - Overview
▪ Leveraging existing assets
 – Large acreage position (853 acres)
 • Can readily accommodate 4 liquefaction trains
 (up to 2 Bcf/d capacity)
 – Existing infrastructure
 • 2 docks, 4 dedicated tugs
 • LNG storage tanks (5 x 160,000 cm)
 • Power generation
 • Pipeline connections (Creole Trail)
▪ Gas sourced from pipeline grid - Henry
 Hub indexed pricing
▪ “Demand Pull” model
 – Global supply gap
 – Diversity of supply
 – Flexible processing
 – Henry Hub indexation

450
400
350
300
250
200
150
100
50
0
Cost

Qatargas Nigeria RasGas ELNGT1 Oman ALNGT1 ALNGT1-3 ELNGT1-2
ConocoPhillips-Bechtel - Global Liquefaction Collaboration
Source: ConocoPhillips-Bechtel
ConocoPhillips-Bechtel trains
$/Ton per Annum
Low Cost Liquefaction Facilities
Proven Technology

Capacity fee includes regasification and liquefaction services -
provides customer option to import or export
Estimated cost to purchase U.S. supply:
Commercial Structure
Estimated Terms for LNG Sales Agreements
Ê  Capacity Fee:  $1.40/MMBtu to $1.75/MMBtu
 ▪ “Take or Pay”, permits lifting or unloading cargoes
 ▪ Includes all facilities and Creole Trail Pipeline
Ê  LNG Export Commodity Charge: $HH./MMBtu
 ▪ Delivery Terms: FOB
 ▪ Prevailing price for eastbound flow in local pipelines
 ▪ Paid on a per-MMBtu basis, per cargo loaded
Ê  Fuel Surcharge:  8%-12%
 ▪ Projected based on forecast export activity
 ▪ Trued up from period to period

US$/MMBtu
US$/Barrel
$25
$20
$15
$10
$5
$0
$150
$120
$90
$60
$30
$0
US Henry Hub
UK NBP
Asia Spot LNG Avg
JCC
Brent Crude
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10

JKT Average LNG prices, HH, NBP, and spot prices
$/MMBtu
20
18
16
14
12
10
8
6
4
2
JLC, KLC, TLC (Max-Min)
NBP
HH
Spot to Taiwan
Spot to Korea
Spot to Japan
JCC
2004
2005
2006
2007
2008

Crude Oil
4%
Heavy Fuel Oil
30%
Inflation
2%
Fixed
5%
Coal price
3%
Electricity
Price
1%
Gas Price
5%
Gasoil
50%

Source: IGU, Natural Gas Industry Study to 2030, 2009

CHENIERE

Western Europe Gas Price Indexation
▪ Asian and European natural gas supplies
 are predominantly priced against oil indices
 – Europe dominated by oil-indexed pricing with an
 emerging but small portion tied to spot pricing
 – With decreasing supplies, market prices
 expected to align with oil prices, especially in
 winter
▪ Abundant supply of LNG at Henry Hub-
 based prices could create a market
 advantage
Source: PIRA Energy Group, Petroleum Association of Japan
Source: PIRA Energy Group, Petroleum Association of Japan
LNG Supply
Oil Linkage Threatened with Large Oil-Gas Ratios

Source: Cheniere
Henry Hub Price
4.50
$
6.50
$
8.50
$
Terminal Fuel
0.45

0.65

0.85

Liquefaction Charge
1.50

1.50

1.50

Shipping Cost
1.00

1.00

1.00

Delivery Charges
2.95
$
3.15
$
3.35
$
DES Price (Europe)
7.45
$
9.65
$

11.85
$
Brent Crude @ 12.5%
59.60
$

77.20
$

94.80
$
$/MMBtu
Brent Crude @ 15%
49.67
64.33
79.00
$
$
$
Delivered Costs Compare Favorably
to European Price Estimates
▪ Assuming continued increase in U.S. natural gas production, unconventional gas economics effectively cap Henry Hub at mid-range of $6.50/MMBtu
▪ If oil remains above $65/Bbl, Sabine Pass LNG is cheaper than oil-indexed pipeline gas in Europe on the margin, while forecast prices above $77/Bbl justify it on an all-in basis

Strong support from local and state agencies
Regulatory Process
▪ Dual regulatory tracks with the DOE and FERC
 – DOE regulates imports and exports of natural gas
 – FERC coordinates federal and state review of proposals
 to build LNG terminals
▪ Key regulatory and legislative issues
 – NEPA empowers FERC as the lead Federal agency for
 preparation of an Environmental Impact Statement
 – Other Federal and State agency involvement on issues
▪ Typical Approvals Timeline - ~18-21 months
 – NEPA pre-filing to be initiated by the end of June 2010

Key Relationships
▪ Preliminary favorable indications of market interest
 –  LNG and natural gas buyers
 –  LNG and natural gas sellers / producers
 –  Contractors

Public Unit holders
9.4% LP Interest
Cheniere Energy
Investments, LLC
Sabine Pass LNG-GP, Inc.
Sabine Pass LNG-LP, LLC
100% Ownership Interest
100% Ownership Interest
100% Ownership Interest
100% LP Interest
Non-Economic GP Interest

100% Ownership Interest
Cheniere LNG Holdings, LLC
$205 mm 2.25% Convertible Senior Unsecured Notes due 2012

$550 mm 7.25% Senior Secured Notes due 2013
$1,666 mm 7.50% Senior Secured Notes due 2016
88.6% LP Interest
100% of 2% GP Interest
NYSE Amex US: LNG
NYSE Amex US: CQP
3
$298 mm 9.75% Term Loan due 2012
$302 mm 12.0% Convertible Senior Secured Notes due 2018
Note: Balances as of March 31, 2010, term loan
balance is proforma the Freeport sale where
$102MM of proceeds paid down principal.
Customer Annual TUA Pmt
Total  $123MM
Chevron  $128MM
CMI  $252MM
Sabine Pass LNG, L.P.
Organizational Structure

Q & A